ALPS ETF TRUST

ALPS EQUAL SECTOR WEIGHT ETF (NYSE ARCA: EQL)

(THE “FUND”)

SUPPLEMENT DATED SEPTEMER 21, 2018

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 31, 2018, AS SUPPLEMENTED

Effective after the close of trading on September 21, 2018, the first paragraph of the “Principal Investment Strategies” section of the Fund’s summary prospectus is hereby replaced with the following:

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

Effective after the close of trading on September 21, 2018, the first paragraph of the “Index Description” section of the Fund’s prospectus is hereby replaced with the following:

The NYSE Select Sector Equal Weight IndexSM was created in 2017 and is a U.S. equity index comprised, in equal weights, of all active Select Sector SPDR® ETFs. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund.

Effective after the close of trading on September 21, 2018, the “Underlying Sector ETFs” section of the Fund’s prospectus is hereby updated to add the following similar disclosure after the first paragraph:

The Communication Services Select Sector SPDR® Fund

(Symbol: XLC)

The Communication Services Select Sector Index includes companies from the following industries: diversified telecommunication services; wireless telecommunication services; media; entertainment; and interactive media & services industries.

Effective after the close of trading on September 21, 2018, the “Risks of Underlying Sector ETFs” section of the Fund’s prospectus is hereby updated to add the following disclosure:

Communication Services Sector Risk: (The Communication Services Select Sector SPDR® Fund): Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.